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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 1, 1999



                                  MedQuist Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   New Jersey                        0-19941                    22-253 1298
----------------                   -----------               -------------------
(State or other                    (Commission                (I.R.S. Employer
 jurisdiction                          File                  Identification No.)
of incorporation                      Number)
or organization)


                              Five Greentree Centre
                                    Suite 311
                                Marlton, NJ 08053

               ---------------------------------------------------
               (address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 596-8877

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Item 2 - Acquisition of Assets

         On June 1, 1999, the registrant completed the acquisition of Lanier Transcription Services, a national provider of medical transcription services, for $35 million in cash subject to a net worth adjustment. Lanier generated revenues of about $25 million in fiscal 1998 through a service network of 30 offices and 550 transcriptionists.

Item  7(c) - Exhibits

         Exhibits                                                Exhibit Number
         --------                                                --------------
         Press Release dated June 1, 1999 is attached hereto.          1

         Asset Purchase Agreement, dated April 9, 1999, among          2
         MedQuist Transcriptions, Ltd., Lanier Professional
         Services, Inc. And Harris Southwest Properties, Inc.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MEDQUIST INC.


Date: June 4, 1999                             By: /s/ John M. Suender
                                                  ------------------------------
                                               Name:  John M. Suender
                                               Title: Senior Vice President and
                                                      General Counsel